UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act 1934

Date of Report (Date of earliest event reported): September 19, 2013

LiveDeal, Inc.

(Exact name of registrant as specified in charter)

Nevada

(State or other jurisdiction of incorporation)

Nevada	001-33937	85-0206668
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6240 McLeod Drive, Suite 120, Las Vegas, NV	89120
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   (702) 939-0230

(Former Name or Former Address, is Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On September 19, 2013, the Registrant issued a press release announcing the launch of LiveDeal.com. The launch of LiveDeal.com redefines the Registrant’s business strategy and its direction and centers its focus on this new platform, which provides an online marketplace that connects merchants, primarily restaurants at this time, with nearby consumers in real-time. LiveDeal’s model benefits both the restaurant and the consumer, providing the restaurant the opportunity to create any offer they choose, limit the number of potential claimants of their promotion, and publish the offer during days and times of their choosing. This provides customers with relevant offers they can easily and quickly redeem while creating a cost-effective model for LiveDeal to grow and easily scale its operations.

A copy of the press release is filed herewith as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated September 19, 2013

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, we have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIVEDEAL, INC.

By /s/ Jon Isaac
Name: Jon Isaac
Title: Chief Executive Officer

Dated: September 19, 2013

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated September 19, 2013

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